UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 17, 2011

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On February 17, 2011, Central Pacific Financial Corp. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with the United States Department of the Treasury (the “Treasury”), pursuant to which the Treasury agreed, subject to the terms and conditions in the Exchange Agreement, to exchange 135,000 shares of the Company’s preferred stock designated as Fixed Rate Cumulative Preferred Stock, having a liquidation amount of $1,000 per share, held by the Treasury and accrued and unpaid dividends thereon for 5,620,117 shares of the Company’s common stock (the “TARP Exchange”).  The Exchange Agreement is attached as Exhibit 10.1 hereto.

As part of the terms of the Exchange Agreement, the Company also agreed to amend and restate the terms of the warrant dated January 9, 2009 that entitles the Treasury to purchase shares of the Company’s common stock.  The amended and restated warrant (the “Amended Warrant”), which will be issued concurrently with the TARP Exchange, will among other things, entitle the Treasury to purchase 79,288 shares of the Company’s common stock (subject to adjustment), extend the term of the warrant and reduce the initial exercise price to $10.00 per share (subject to adjustment).  The Form of Amended Warrant is attached as Exhibit 10.2 hereto.

The foregoing descriptions of the Exchange Agreement and Amended Warrant do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are filed as exhibits to this Form 8-K and are incorporated into this Item 1.01 by reference.

Item 3.02       Unregistered Sales of Equity Securities

The information set forth in Item 1.01 and Item 8.01 is incorporated into this Item 3.02 by reference.  The Company issued the common stock in the Private Placement (as defined below) and the TARP Exchange and the Amended Warrant pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03       Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01.      Other Events.

On February 17, 2011, the Company issued a press release announcing the receipt of all required regulatory approvals necessary to complete its planned $325 million capital raise from accredited investors in a private placement (the “Private Placement”) and the execution of the Exchange Agreement.  The press release also announced the closing date of the capital raise and the record date for the Company’s planned common stock rights offering.  The text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On February 18, 2011, the Company issued a press release announcing the successful completion of the Private Placement and the TARP Exchange.  The text of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

10.1	Exchange Agreement, dated February 17, 2011, by and between Central Pacific Financial Corp. and the United States Department of the Treasury.

10.2	Form of Amended Warrant (included as Annex A to the Exchange Agreement).

99.1	Press Release, dated February 17, 2011.

99.2	Press Release, dated February 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: February 22, 2011	By:	/s/John C. Dean
John C. Dean
Executive Chairman

INDEX TO EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

10.1	Exchange Agreement, dated February 17, 2011, by and between Central Pacific Financial Corp. and the United States Department of the Treasury.

10.2	Form of Amended Warrant (included as Annex A to the Exchange Agreement).

99.1	Press Release, dated February 17, 2011.

99.2	Press Release, dated February 18, 2011.